Rule 497(e)
File Nos. 333-147743 & 811-08183

SCHWAB ONESOURCE ANNUITY®

SUPPLEMENT Dated October 13, 2009
To the Prospectus dated May 1, 2009 for the
Variable Annuity-1 Series Account
of First Great-West Life & Annuity Insurance Company

Effective September 23, 2009, the names of the following portfolios (the “Alger Portfolios”) available in the Prospectus have been changed:

Old Name		New Name
Alger American MidCap Growth Portfolio	to	Alger Mid Cap Growth Portfolio
Alger American LargeCap Growth Portfolio	to	Alger Large Cap Growth Portfolio

Also effective September 23, 2009, Class O shares of the Alger Portfolios will be re-classified as Class I-2 shares.

These changes will be reflected on pages 1 and 11 of your Prospectus.

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated May 1, 2009. Please keep this supplement for future reference.